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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 19, 2005


                           --------------------------


                            ARROW INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Pennsylvania                0-20212               23-1969991
-------------------------------   ------------           --------------
 (State or Other Jurisdiction     (Commission           (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)


  2400 Bernville Road, Reading, Pennsylvania                  19605
----------------------------------------------       -------------------------
   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            ARROW INTERNATIONAL, INC.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2005, Arrow International, Inc. held its 2005 Annual Meeting of Shareholders at the Company's corporate headquarters in Reading, PA. At the Annual Meeting, the Company's shareholders voted to re-elect each of Carl G. Anderson, Jr., John E. Gurski and Marlin Miller, Jr. as directors of the Company and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2005.

The Board of Directors of the Company also elected Mr. Anderson, the Company's Chairman and Chief Executive Officer, to the additional office of President of the Company to fill the vacancy left by the previously reported retirement of Philip B. Fleck, the Company's former President and Chief Operating Officer, on December 31, 2004. Information regarding Mr. Anderson required by Items 401(b),
(d), (e) and Item 404(a) of Securities and Exchange Commission Regulation S-K is contained in the Company's definitive proxy statement on Schedule 14(a) filed with the Commission on December 17, 2004, and is incorporated herein by reference.

A copy of the Company's press release dated January 19, 2005 reporting on its Annual Meeting is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.


     (c)  Exhibits

Exhibit Number         Description
--------------         -----------

99.1                   Press release dated January 19, 2005 issued by
                       Arrow International, Inc.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ARROW INTERNATIONAL, INC.




Date: January 21, 2005                  By:   /s/ Frederick J. Hirt
                                              ----------------------------------

                                              Frederick J. Hirt
                                              Chief Financial Officer and
                                              Senior Vice President-Finance
                                              (Principal Financial Officer and
                                              Chief Accounting Officer)


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                                  EXHIBIT INDEX


EXHIBIT      DESCRIPTION
NUMBER       OF EXHIBIT                                  METHOD OF FILING
------       ----------                                  ----------------

99.1         Press Release dated January 19, 2005,       Furnished herewith.
             issued by Arrow International, Inc.



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